UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 9, 2006

                            NEWGEN TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)



           Nevada                  000- 23365                  33-0840184
(State or Other Jurisdiction   (Commission File             (I.R.S. Employer
       of Incorporation)            Number)              Identification Number)

                6000 Fairview Road, 12th Floor, Charlotte, North
       Carolina 28210 (Address of principal executive offices) (zip code)

                                 (704) 552-3590
              (Registrant's telephone number, including area code)


                                   Copies to:
                              Thomas A. Rose, Esq.
                              Yoel Goldfeder, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.02 NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW.

      On August 14, 2006, a Form 10-QSB/A was filed in error by the filing agent of NewGen Technologies, Inc. ("the Company"). This document was meant for review by the Securities and Exchange Commission ("SEC") only, and not for public dissemination. The Company is currently attempting to have this filing removed from the SEC's public records. Accordingly, you should not rely on any of the information contained in this erroneous filing.

      In connection with the filing of the Company's Registration Statement on Form SB-2 ("Form SB-2") on February 10, 2006, and in the customary course of the SEC'sreview of the Form SB-2 and our Form 10-QSB for the three month period ended March 31, 2006, the SEC has issued a comment letter (the "Comment Letter") to the Company. The primary focus of the Comment Letter was the Company's accounting and valuation of free standing and embedded derivative instruments associated with the Company's secured convertible debentures (the "Convertible Debentures").

      On or about August 9, 2006, the Company determined, after discussions with the SEC and the Company's independent registered accounting firm, to restate its condensed consolidated financial statements included in Form 10-QSB as of and for the three month period ended March 31, 2006. The Company originally estimated the fair value of embedded derivatives using the Black-Scholes option valuation model. As a result of the aforementioned Comment Letter, the Company has determined a more comprehensive valuation model is required to properly estimate the fair value of the embedded derivatives. The Company has employed a third party valuation firm to estimate the fair value of the free standing and embedded derivatives and will restate its condensed consolidated financial statements included in Form 10-QSB as of and for the three month period ended March 31, 2006 as soon as practicable. The Company believes the adjustments will not change the loss from operations and will reduce the previously reported derivative instrument expense and derivative instrument liability. In addition, the Company believes the adjustments will have no impact on the cash flows of the Company.


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


                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        NEWGEN TECHNOLOGIES, INC.


Dated: August 15, 2006                  By:  /s/ Scott Deininger
                                             ------------------------------
                                        Name:    Scott Deininger
                                        Title:   Chief Financial Officer


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